UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2008

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-11783	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, Pennsylvania		17325
(Address of principal executive offices)		(Zip Code)

717.334.3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On April 22, 2008, the Registrant’s Board of Directors amended Article VII, Section 702 of the Bylaws to allow the Board of Directors to fix the record date up to ninety (90) days prior to the date of any shareholders’ meeting.  Previously, the record date could only be up to seventy (70) days prior to the date of any shareholders’ meeting.

For further information, please refer to the copy of the amended and restated Bylaws filed herewith as Exhibit 3.2 and incorporated herein by reference.

ITEM 9.01      Financial Statements and Exhibits

(a)        Financial Statements and Exhibits

None.

(b)        Pro Forma Financial Information

None.

(c)    Shell Company Transactions

None.

(d)    Exhibits.

Exhibit Number	Description
3.2	Amended and Restated Bylaws of ACNB Corporation as of April 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: April 28, 2008	/s/ Lynda L. Glass
Lynda L. Glass
Executive Vice President,
Secretary & Treasurer

EXHIBIT INDEX

Exhibit Number	Description
3.2	Amended and Restated Bylaws of ACNB Corporation as of April 22, 2008